Exhibit 10.29.2

DEED OF AMENDMENT

Date:8 January 2016

PARTY

LanzaTech New Zealand Limited (Company)

BACKGROUND

A.

The Company is party to a deed poll (the Options Deed Poll) declared by it to establish schemes enabling certain persons connected to the Company and its subsidiaries to be granted options to acquire shares issued by the Company (Options).

B.	Under the Options Deed Poll, the Company has established:
B.1	the LanzaTech 2006 Share Option Scheme governed by the Options Deed Poll and the Rules Relating to the LanzaTech 2006 Share Option Scheme (the 2006 Rules);
B.2	the LanzaTech 2008 Share Option Scheme governed by the Options Deed Poll and the Rules Relating to the LanzaTech 2008 Share Option Scheme (the 2008 Rules);
B.3

the LanzaTech 2011 Share Option Scheme (the 2011 Scheme) governed by the Options Deed Poll, the LanzaTech New Zealand Limited 2011 Stock Option Agreement (the 2011 Agreement), the LanzaTech New Zealand Limited 2011 Stock Option Agreement (NZ Edition) (the 2011 NZ Edition) and the LanzaTech New Zealand Limited 2011 Stock Plan (the 2011 Stock Plan) and all other related documents;

B.4

the LanzaTech 2013 Share Option Scheme (the 2013 Scheme) governed by the Options Deed Poll and the LanzaTech New Zealand Limited 2013 Stock Option Agreement (the 2013 Agreement), the LanzaTech New Zealand Limited 2013 Stock Option Agreement (NZ Edition) (the 2013 NZ Edition) and the LanzaTech New Zealand Limited 2013 Stock Plan (the 2013 Stock Plan) and all other related documents; and

B.5

the LanzaTech 2015 Share Option Scheme (the 2015 Scheme) governed by the Options Deed Poll and the LanzaTech New Zealand Limited 2015 Stock Option Agreement (the 2015 Agreement) and the LanzaTech New Zealand Limited 2015 Stock Plan (the 2015 Stock Plan) and all other related documents,

(together, the LanzaTech Scheme Documents).

C.	The Company has agreed to declare this deed poll to effect and/or record certain amendments to the LanzaTech Scheme Documents in respect of all existing and future holders of Options.

BY THIS DEED POLL the Company declares:

1.	AMENDMENTS
(a)	With effect from the date of this deed poll each of the:
(i)	2006 Rules and 2008 Rules, as contemplated by clause 7.1 of each of those rules and clause 6 of the Options Deed Poll; and
(ii)	2011 Stock Plan, 2013 Stock Plan and 2015 Stock Plan, as contemplated by clause 12 of each of those plans and clause 6 of the Options Deed Poll;
(iii)	2011 Agreement, 2013 Agreement and 2015 Agreement, as contemplated by clause 15.1 of each of those agreements and clause 6 of the Options Deed Poll; and
(iv)

2011 NZ Edition and 2013 NZ Edition, as contemplated by clause 15.1 of each of those agreements and clause 6 of the Options Deed Poll and in accordance with the Securities Act (Renewals and Variations) Exemption Notice 2013, which continues to apply by virtue of clause 7 of Schedule 4 to the Financial Markets Conduct Act 2013 (FMCA),

are amended so that, notwithstanding anything to the contrary in any LanzaTech Scheme Document, upon exercise by a Scheme Member (as defined in the Options Deed Poll) of any Option:

(v)	each Scheme Member must issue to the Company an exercise notice, in the form attached as either:
(A)	Schedule 1 which replaces the Scheme Member Undertaking in the 2006 Rules and the 2008 Rules, and the Stock Option Exercise Notice in the 2011 Agreement, the 2013 Agreement and the 2015 Agreement; or
(B)	Schedule 2 which replaces the Stock Option Exercise Notice in the 2011 NZ Edition and the 2013 NZ Edition,

or in such other form authorised by the board of Company in accordance with the relevant LanzaTech Scheme Documents (as amended), as applicable to that Scheme Member;

(vi)

the Shares to which the exercise notice relates will be issued to, and held by, a nominee appointed by the board of the Company from time to time to hold such Shares as bare trustee and nominee on behalf of the Scheme Member pursuant to a Nominee Deed Poll substantially in the form attached as Schedule 3 of this deed poll and subject to any amendment in accordance with its terms (Nominee Deed Poll). At the date of this deed poll the first such nominee is LanzaTech Nominee Limited (a company to be incorporated in New Zealand on or about the date of this deed);

(b)

with effect from the later of 31 January 2016 or the date that is 20 working days from the date notice is submitted to the Financial Markets Authority opting into the FMCA, the requirements of the FMCA will apply to the options issued under the 2011 NZ Edition and the 2013 NZ Edition and:

(i)	where the terms “investment statement” and “prospectus” are used in the LanzaTech Scheme Documents, those terms are deleted and replaced with the term “offering memorandum”;
(ii)	all references in the LanzaTech Scheme Documents to the Securities Act 1978 are null and void and of no further effect; and
(iii)

the Securities Act 1978 will cease to apply to the LanzaTech New Zealand Limited Employee Option Scheme Investment Statement and Prospectus dated 5 September 2011 (as amended from time to time, including pursuant to this deed of amendment) and the LanzaTech New Zealand Limited Employee Option Scheme Investment Statement and Prospectus dated 23 August 2013 (as amended from time to time, including pursuant to this deed of amendment), however, these documents (as amended) will continue to record the terms of the LanzaTech Employee Option Scheme.

2.	CONFIRMATION

In all other respects, the Company confirms the Options Deed Poll, the 2006 Rules, the 2008 Rules, the 2011 Stock Plan, the 2011 Agreement, the 2011 NZ Edition, the 2013 Stock Plan, the 2013 Agreement, the 2013 NZ Edition, the 2015 Stock Plan and 2015 Agreement will continue to operate in accordance with the relevant LanzaTech Scheme Documents.

3.	GOVERNING LAW

This deed will be governed by New Zealand law.

EXECUTED as a deed:

For and on behalf of LanzaTech New

Zealand Limited by:

/s/ Jennifer Holmgren
Director

/s/ Nigel Gormly
Director

SCHEDULE 1 – STOCK OPTION EXERCISE NOTICE

Participant:

Date:

STOCK OPTION EXERCISE NOTICE

LANZATECH NEW ZEALAND LIMITED

Attention: Legal Department

[LANZATECH NOMINEE LIMITED or such other entity appointed as nominee by the Company from time to time] (the “Nominee Company”)

Attention: Legal Department

To LanzaTech New Zealand Limited:

1.Option.  I was granted an option (the “Option”) to purchase ordinary shares (the “Shares”) of Lanzatech New Zealand Limited (the “Company”) pursuant to the Company’s LanzaTech [         ] Share Option Scheme (the “Scheme”) as follows:

Date of Grant:

Number of Option Shares:

Exercise Price per Share:	US$

2.Exercise of Option.  I hereby elect to exercise the Option to purchase the following number of Shares, all of which are Vested Shares, in accordance with the Grant Notice and the Option Agreement:

Total Shares Purchased:

Total Exercise Price (Total Shares X Price per Share)	US$

3.Payments.  I enclose payment or evidence of payment in full of the total exercise price for the Shares.

4.Tax Withholding (U.S. Employees Only).  I authorize any payroll withholding and otherwise will make adequate provision for the tax and social insurance withholding obligations of the Company, if any, in connection with the Option. I enclose payment in full of my withholding taxes, if any, as follows:

(Contact Plan Administrator for amount of tax due.)

Cash:	US$

Check:	US$

5.Participant Information.

My address is:

6.Request to hold shares.  I direct the Nominee Company to hold the Total Shares Purchased (set out in item 2. above) for me, and on my behalf, severally and pursuant to the Nominee Deed Poll dated [insert date] (the “Nominee Deed Poll”).

7.Binding Effect.  I agree that:

(a)the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Scheme which I hereby expressly assent;

(b)this Agreement shall inure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns; and

(c)I have been provided with a copy of the Nominee Deed Poll governing how the Nominee Company will hold those shares on my behalf.

I understand that I am purchasing the Shares pursuant to the terms of the Scheme, copies of which I have received and carefully read and understand. I consent to becoming a beneficial owner of the Shares.

I expressly undertake, if and to the extent so required by the Company, to accede to and to be bound by the Investment Terms (as defined in the Plan) and to execute any accession deeds or other documents which the Company considers are necessary or desirable to give effect to that accession, in each case, prior, and as a condition, to the issue of any Shares to me.

Very truly yours,

(Signature)

Receipt of the above is hereby acknowledged.

LANZATECH NEW ZEALAND LIMITED

By:

Title:

Dated:

[LANZATECH NOMINEE LIMITED]

By:

Title:

Dated:

SCHEDULE 2 – STOCK OPTION EXERCISE NOTICE (NZ EDITION)

Participant:

Date:

STOCK OPTION EXERCISE NOTICE

LANZATECH NEW ZEALAND LIMITED

Attention: Legal Department

[LANZATECH NOMINEE LIMITED or such other entity appointed as nominee by the Company from time to time] (the “Nominee Company”)

Attention: Legal Department

To LanzaTech New Zealand Limited:

1.Option.  I was granted an option (the “Option”) to purchase ordinary shares (the “Shares”) of Lanzatech New Zealand Limited (the “Company”) pursuant to the Company’s LanzaTech [          ] Share Option Scheme (the “Scheme”) as follows:

Date of Grant:

Number of Option Shares:

Exercise Price per Share:	US$

2.Exercise of Option.  I hereby elect to exercise the Option to purchase the following number of Shares, all of which are Vested Shares, in accordance with the Grant Notice and the Option Agreement:

Total Shares Purchased:

Total Exercise Price (Total Shares X Price per Share)	US$

3.Payments.  I enclose payment or evidence of payment in full of the total exercise price for the Shares.

4.Participant Information.

My address is:

5.Request to hold shares.  I direct the Nominee Company to hold the Total Shares Purchased (set out in item 2. above) for me, and on my behalf, severally and pursuant to the Nominee Deed Poll dated [insert date] (the “Nominee Deed Poll”).

6.Binding Effect.  I agree that:

(a)the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Scheme which I hereby expressly assent;

(b)this Agreement shall inure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns; and

(c)I have been provided with a copy of the Nominee Deed Poll governing how the Nominee Company will hold those shares on my behalf.

I understand that I am purchasing the Shares pursuant to the terms of the Scheme, copies of which I have received and carefully read and understand. I consent to becoming a beneficial owner of the Shares.

I expressly undertake, if and to the extent so required by the Company, to accede to and to be bound by the Investment Terms (as defined in the Plan) and to execute any accession deeds or other documents which the Company considers are necessary or desirable to give effect to that accession, in each case, prior, and as a condition, to the issue of any Shares to me.

7.Company Information.  [Note: to be updated as necessary once Schemes no longer governed by Securities Act (Employee Share Purchase Schemes – Unlisted Companies) Exemption Notice I acknowledge that prior to being issued the shares the Company will provide me with financial and other Company information as required pursuant to the Securities Act (Employee Share Purchase Schemes – Unlisted Companies) Exemption Notice 2011 and that I will have a reasonable time (following receipt of that information and being no more than 5 business days) to withdraw this Exercise Notice before final subscription and issue of the shares.]

Very truly yours,

(Signature)

Receipt of the above is hereby acknowledged.

LANZATECH NEW ZEALAND LIMITED

By:

Title:

Dated:

[LANZATECH NOMINEE LIMITED]

By:

Title:

Dated:

SCHEDULE 3

Trust Deed Poll Appointing Nominee Company